Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT

Southern DISTRICT OF New York

In Re. SVB Financial Group	§	Case No. 23-10367
§
§
Debtor(s)	§
☐ Jointly Administered

Monthly Operating Report		Chapter 11

Reporting Period Ended: 05/31/2024		Petition Date: 03/17/2023

Months Pending: 15		Industry Classification: 5 2 3 9

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☐	Statement of cash receipts and disbursements

☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit

☒	Statement of operations (profit or loss statement)

☐	Accounts receivable aging

☐	Postpetition liabilities aging

☐	Statement of capital assets

☐	Schedule of payments to professionals

☐	Schedule of payments to insiders

☐	All bank statements and bank reconciliations for the reporting period

☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ James L. Bromley	James L. Bromley
Signature of Responsible Party	Printed Name of Responsible Party

06/21/2024
Date	125 Broad Street, New York, New York 10004
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

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Debtor’s Name SVB Financial Group	Case No. 23-10367

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$197,274,220

b.	Total receipts (net of transfers between accounts)	$71,831,933	$849,963,266

c.	Total disbursements (net of transfers between accounts)	$53,497,186	$2,661,568,599

d.	Cash balance end of month (a+b-c)	$215,608,967

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$53,497,186	$2,661,568,599

Part 2: Asset and Liability Status		Current Month
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Accounts receivable (total net of allowance)	$1,959,390,965

b.	Accounts receivable over 90 days outstanding (net of allowance)	$0

c.	Inventory ( Book Market Other (attach explanation))	$0

d	Total current assets	$2,586,124,202

e.	Total assets	$3,539,789,077

f.	Postpetition payables (excluding taxes)	$52,968,592

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$52,968,592

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$3,482,187,778

n.	Total liabilities (debt) (j+k+l+m)	$3,535,156,370

o.	Ending equity/net worth (e-n)	$4,632,707

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$12,855,835	$63,768,001

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$5,054,655

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$12,855,835	$58,713,346

Part 4: Income Statement (Statement of Operations)		Current Month	Cumulative
(Not generally applicable to Individual Debtors. See Instructions.)
a.	Gross income/sales (net of returns and allowances)	$999,212

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$999,212

d.	Selling expenses	$0

e.	General and administrative expenses	$1,210,952

f.	Other expenses	$9,697,632

g.	Depreciation and/or amortization (not included in 4b)	$314,621

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$14,658,345

k.	Profit (loss)	$-24,882,338	$-600,712,586

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Debtor's Name SVB Financial Group	Case No. 23-10367

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$11,638,188	$132,425,448	$12,036,210	$128,512,020
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Alvarez & Marsal	Financial Professional	$4,519,977	$58,820,236	$9,133,380	$58,820,236
	ii	Centerview Partners LLC	Financial Professional	$480,000	$8,883,647	$240,000	$8,643,683
	iii	Huron	Financial Professional	$426,015	$3,068,733	$187,182	$2,672,931
	iv	Jenner & Block LLP	Other	$2,559,550	$13,209,453	$2,409,508	$13,209,453
	v	Kroll	Other	$66,140	$2,016,224	$66,140	$2,016,224
	vi	Sullivan & Cromwell LLP	Lead Counsel	$3,586,505	$46,427,155	$0	$43,149,494
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Debtor's Name SVB Financial Group	Case No. 23-10367

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Debtor's Name SVB Financial Group	Case No. 23-10367

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$249,396	$2,477,297	$268,847	$2,372,955
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Aldrich & Bonnefin, PLC	Other	$0	$20,736	$0	$20,736
	ii	Chapman and Cutler, LLP	Other	$0	$86,454	$7,265	$86,454
	iii	Cohen Ziffer Frenchman & McK	Other	$167,729	$167,729	$167,729	$167,729
	iv	Debevoise & Plimpton LLP	Other	$0	$135,193	$0	$79,863
	v	DLA Piper Ireland LLP	Local Counsel	$0	$16,765	$0	$16,765
	vi	DLA Piper LLP (US)	Other	$4,998	$20,662	$12,642	$20,662
	vii	Farella Braun + Martel LLP	Other	$0	$543,393	$2,082	$503,035
	viii	Goodwin Procter LLP	Other	$0	$97,727	$0	$97,727
	ix	Herzog Fox & Neeman	Local Counsel	$10,023	$120,229	$10,023	$120,229
	x	HWG LLP	Local Counsel	$0	$30,585	$0	$30,585
	xi	Kilpatrick Townsend & Stockto	Other	$1,726	$75,951	$0	$74,224
	xii	Miller & Olson LLP	Other	$0	$3,673	$0	$3,673
	xiii	Nishith Desai Associates	Local Counsel	$63,472	$140,975	$63,472	$134,048
	xiv	Norton Rose LLP Shanghai	Local Counsel	$1,448	$412,642	$5,634	$412,642

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Debtor's Name SVB Financial Group	Case No. 23-10367

xv	Proskauer Rose LLP	Other	$0	$269,274	$0	$269,274
xvi	Trucker Huss, APC	Other	$0	$335,309	$0	$335,309
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Debtor's Name SVB Financial Group	Case No. 23-10367

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c.	All professional fees and expenses (debtor & committees)	$15,444,153	$180,591,384	$14,000,499	$174,856,092

Part 6: Postpetition Taxes		Current Month				Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$			0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$			0	$0

c.	Postpetition employer payroll taxes accrued	$			0	$0

d.	Postpetition employer payroll taxes paid	$			0	$0

e.	Postpetition property taxes paid	$			0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$			18,578	$311,335

g.	Postpetition other taxes paid (local, state, and federal)	$			92,341	$355,604

Part 7: Questionnaire - During this reporting period:
a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes	No
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes	No
c.	Were any payments made to or on behalf of insiders?		Yes	No
d.	Are you current on postpetition tax return filings?		Yes	No
e.	Are you current on postpetition estimated tax payments?		Yes	No
f.	Were all trust fund taxes remitted on a current basis?		Yes	No
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes	No
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes	No	N/A
i.	Do you have: Worker’s compensation insurance?		Yes	No
	If yes, are your premiums current?		Yes	No	N/A	(if no, see Instructions)
	Casualty/property insurance?		Yes	No
	If yes, are your premiums current?		Yes	No	N/A	(if no, see Instructions)
	General liability insurance?		Yes	No
	If yes, are your premiums current?		Yes	No	N/A	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes	No
k.	Has a disclosure statement been filed with the court?		Yes	No
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes	No

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Debtor's Name SVB Financial Group	Case No. 23-10367

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$			0

b.	Gross income (receipts) from self-employment	$			0

c.	Gross income from all other sources	$			0

d.	Total income in the reporting period (a+b+c)	$			0

e.	Payroll deductions	$			0

f.	Self-employment related expenses	$			0

g.	Living expenses	$			0

h.	All other expenses	$			0

i.	Total expenses in the reporting period (e+f+g+h)	$			0

j.	Difference between total income and total expenses (d-i)	$			0

k.	List the total amount of all postpetition debts that are past due	$			0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?		Yes	No
m.	If yes, have you made all Domestic Support Obligation payments?		Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C.

§§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Nicholas R. Grossi	Nicholas R. Grossi
Signature of Responsible Party	Printed Name of Responsible Party

Interim Chief Financial Officer, and/or Authorized Signatory	06/21/2024
Title	Date

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Debtor's Name SVB Financial Group	Case No. 23-10367

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Debtor's Name SVB Financial Group	Case No. 23-10367

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Debtor's Name SVB Financial Group	Case No. 23-10367

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Notes and Supporting Documentation Pg 1 of 7

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re SVB Financial Group	Case No. 23-10367 (MG)

Reporting Period: 5/1/2024 – 5/31/2024

Supplemental Notes to Monthly Operating Report

FACTUAL BACKGROUND

Debtor-in-Possession Financial Statements: On March 17, 2023 (the “Petition Date”), SVB Financial Group (the “Debtor”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtor’s case is administered under the caption In re SVB Financial Group, Case No 23-10367 (the “Chapter 11 Case”). The Debtor is continuing to operate its remaining businesses as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Debtor is filing its monthly operating report (the “MOR”) for purposes of complying with the monthly operating requirements applicable in the Debtor’s Chapter 11 Case. The financial information contained in the MOR is unaudited and limited in scope to only those items and disclosures required pursuant to the Bankruptcy Code. The MOR has been completed using generally accepted accounting standards (e.g., the Financial Accounting Standards Board Accounting Standards Codification 852, Reorganizations (ASC 852)). The MOR, however, is not a complete set of financial statements pursuant to generally accepted accounting principles (“GAAP”) as it does not include all disclosures and financial statements (e.g., statement of cash flow or statement of shareholders’ equity) which are required pursuant to GAAP. Additionally, the MOR includes certain cash-basis schedules (e.g., Part 1: Cash Receipts and Disbursements) which are not in accordance with GAAP.

The financial information disclosed in the MOR was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtor should evaluate this financial information in light of the purposes for which it was prepared. The Debtor is not liable for and undertakes no responsibility to indicate variations from securities laws reporting.

Basis of Presentation: As discussed in greater detail in the Declaration of William C. Kosturos in Support of the

Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 21] and Supplemental Declaration of William C. Kosturos in Support of the Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 43], on March 10, 2023, the California banking authorities closed Silicon Valley Bank (the “Bank”) and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver of the Bank (the “Receivership”).1 The FDIC subsequently transferred all deposits and substantially all assets of Silicon Valley Bank to a newly created, FDIC-operated bridge bank, Silicon Valley Bridge Bank, National Association (“Bridge Bank”). Before the Receivership, the Debtor’s information management systems were primarily maintained by the Bank pursuant to a shared services agreement. As a result of the Receivership, the Debtor no longer operates the Bank and no longer has complete access to these systems. The Debtor is continuing to work with the FDIC, as well as First Citizens Bank & Trust Company (“FCB”), as successor-in-interest to Bridge Bank, to gain access to its books and records.

[1]	The Federal Deposit Insurance Corporation in its corporate capacity, as receiver of Bridge Bank and as receiver of the Bank are collectively referred to as the “FDIC.”

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Notes and Supporting Documentation  Pg 2 of 7

In addition, before the Receivership, the Debtor’s executive officers, its principal accounting officer and all members of its accounting and finance teams were employed by the Bank. All of these individuals either resigned, became employees of Bridge Bank in connection with the Receivership or became an employee of FCB. The Debtor has made reasonable efforts to supplement the information available to it with additional information concerning transactions that may not have been identified in the books and records to which it has access.

Records of prepetition assets and liabilities, including, among other things, liabilities owed by the Debtor to its affiliates and FCB, are likely to be adjusted throughout the pendency of the Chapter 11 Case as claims are filed and items are approved by the Bankruptcy Court. The MOR and the Supplemental Balance Sheet and Supplemental Statement of Operations attached thereto, are an unconsolidated, stand-alone presentation of the Debtor’s assets and liabilities and income/loss. The financial results of Debtor’s subsidiaries not party to the Chapter 11 Case are included in the financial statements as Investments in Subsidiaries and Net (Gain)/Loss from Subsidiaries.

Reporting Period: Unless otherwise noted herein or in the MOR, the MOR generally reflects the Debtor’s books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

NOTES TO MOR

Note 1: Employees

The Debtor did not directly employ any employees during the reporting period. SVBFG Employee Holdco LLC, a non-debtor direct subsidiary of the Debtor, employed six employees who performed services for the Debtor during the reporting period.

Note 2: Reorganization Accounting

Accounting standard ASC 852 requires expenses and income directly associated with the Chapter 11 Case to be reported separately in the statement of operations as Reorganization Items, net. Reorganization Items, net may include write-off of certain fees relating to debt obligations classified as Liabilities Subject to Compromise, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in Liabilities Subject to Compromise. Reorganization Items, net will be recorded as such items are incurred and/or approved by the Bankruptcy Court.

Note 3: Investment Securities

Investment Securities primarily represent investments in venture capital and private equity funds, debt funds, private and public portfolio companies, including public equity securities held as a result of equity warrant assets exercised. The fair values of these investments are reflected in the financial statements and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income.

Unconsolidated venture capital and private equity fund investments: Funds where ownership interest is typically less than 5% of the voting interests of each such fund and in which there is not the ability to exercise significant influence over the partnerships’ operating activities and financial policies. The unconsolidated venture capital and private equity fund investments are carried at fair value based on the fund investments’ net asset values per share as obtained from the general partners of the funds, adjusted for any contributions paid, distributions received from the investment, and significant fund transactions or market events during the reporting period.

Direct equity investments in private companies: The carrying value is based on the price at which the investment was acquired plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments. A range of factors is considered when adjusting the fair value of these investments, including, but not limited to, the term and nature of the investment, local market conditions, values for comparable securities, current and projected operating performance, exit strategies, financing transactions subsequent to the acquisition of the investment and a discount for certain investments that have lock-up restrictions or other features that indicate a discount to fair value is warranted.

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Notes and Supporting Documentation  Pg 3 of 7

Note 4: Due to/from FDIC

The Debtor has reflected the known cash balances of its operating accounts and Regulation W account that were on deposit at Bridge Bank as of the Petition Date (and previously at the Bank), as a receivable from the FDIC. The Debtor does not have access to its account information at Bridge Bank so it could not independently verify the exact amount of funds that were transferred to the FDIC but has used the available information provided by FCB to reflect its best estimate of the amounts that are due to the Debtor.

Note 5: Warrants & Other Derivatives

In connection with negotiated credit facilities and certain other services that were offered by the Bank, the Debtor often acquired equity warrant assets giving the Debtor the right to acquire stock in venture-backed companies primarily in the technology, life science and healthcare industries subject to applicable regulatory limits and, in some cases, equity interests were retained in these companies following their initial public offering. The fair values of these warrants and investments are reflected in the financial statements and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income. However, the timing and amount of changes in fair value, if any, of these financial instruments depends on factors beyond the Debtor’s control, including the perceived and actual performance of the companies or funds in which the Debtor invests, fluctuations in the market prices of the preferred or common stock of the portfolio companies, the timing of the receipt of relevant financial information from these companies, market volatility and interest rate fluctuations and legal and contractual restrictions. The valuation processes for warrants are as follows:

Equity warrant assets (public portfolio): Fair value measurements of equity warrant assets of publicly traded portfolio companies are valued based on the Black-Scholes option pricing model. The model uses the price of publicly traded companies (underlying stock price), stated strike prices, warrant expiration dates, the risk-free interest rate and market-observable option volatility assumptions.

Equity warrant assets (private portfolio): Fair value measurements of equity warrant assets of private portfolio companies are priced based on a Black-Scholes option pricing model to estimate the asset value by using stated strike prices, option expiration dates, risk-free interest rates and option volatility assumptions. Option volatility assumptions used in the Black-Scholes model are based on public market indices whose members operate in similar industries as companies in the Debtor’s private company portfolio. Option expiration dates are modified to account for estimates to actual life relative to stated expiration. Overall model asset values are further adjusted for a general lack of liquidity due to the private nature of the associated underlying company.

Note 6: Investment in Subsidiaries

The primary subsidiary business operations of the Debtor during the reporting period are:

SVB Capital Management, LLC

SVB Capital ManCo is the venture capital and credit investment arm of the Debtor, which focuses primarily on funds management. SVB Capital ManCo manages over $9.5 billion of funds on behalf of third party limited partner investors and, on a more limited basis, the Debtor. The SVB Capital family of funds is comprised of pooled investment vehicles such as direct venture funds that invest in companies and funds of funds that invest in other venture capital funds, as well as debt funds that provide lending and other financing solutions. SVB Capital generates income for the Debtor primarily through investment returns (including carried interest) and management fees.

On May 2, 2024, the Debtor announced that it entered into a definitive agreement to sell the SVB Capital business. On May 30, 2024, the Bankruptcy Court approved the Purchase Agreement for the SVB Capital business. For more information, see Order (I) Approving the SVB Capital Purchase Agreement, (II) Approving the Sale of the SVB Capital Business Free and Clear of All Liens, Claims, Interests and Encumbrances, (III) Authorizing Assumption and Assignment of Certain Executory Contracts and (IV) Granting Related Relief [D.I. 1170], entered by the Bankruptcy Court on May 30, 2024. The closing of the sale is subject to customary closing conditions.

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Notes and Supporting Documentation  Pg 4 of 7

SVB Securities Holdings LLC

SVB Securities Holdings LLC consists of two businesses, MoffettNathanson LLC, a sell-side research boutique and SVB Transformation Holdings LLC, an asset management company.

SVB India

On March 18, 2024, the Debtor and its non-debtor, wholly owned subsidiary, SVB Global Financial, Inc. (“SVB Global”), entered into a Purchase and Sale Agreement for the sale (the “Sale”) of 100% of the issued and outstanding partnership interests of SVB Global Services India LLP (“SVB India”). On April 10, 2024, the Bankruptcy Court approved the Purchase and Sale Agreement and the Sale [D.I. 1028]. On May 15, 2024, the Sale of SVB India closed. For more information, see Notice of Transaction Closing Regarding the Sale of the SVB India Business [D.I. 1150].

Note 7: Taxes

Taxes receivables reflect a reasonable estimate of current tax refunds due to the Debtor and continue to be evaluated for any required allocations or adjustments.

Note 8: Liabilities Subject to Compromise (Prepetition)

Due to the filing of the Chapter 11 Case on March 17, 2023, the payment of prepetition indebtedness is generally subject to compromise pursuant to a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-bankruptcy filing liabilities are stayed. The Debtor has been paying and intends to pay undisputed postpetition liabilities in the ordinary course of business.

Prepetition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject To Compromise may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of secured status of certain claims, the values of any collateral securing such claims, or other events. The value of the claims that will ultimately be allowed by the Bankruptcy Court cannot be reasonably estimated until the evaluation, investigation and reconciliation of the filed claims has been completed. Any resulting changes in classification will be reflected in subsequent financial statements.

Note 9: Other Events

On May 3, 2024, the Debtor filed the Debtor’s First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code [D.I. 1086] and the Disclosure Statement for the Debtor’s First Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code [D.I. 1087]. On May 16, 2024, the Debtor filed the Debtor’s Second Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code [D.I. 1143] and the Disclosure Statement for the Debtor’s Second Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code [D.I. 1144] (the “Further Revised Disclosure Statement”). The Debtor presented the Further Revised Disclosure Statement to the Bankruptcy Court in a hearing on May 16, 2024. On May 30, 2024, the Bankruptcy Court approved the Further Revised Disclosure Statement. For more information, see Order (I) Approving the Disclosure Statement; (II) Establishing a Voting Record Date; (III) Approving Solicitation Packages and Procedures; (IV) Approving the Forms of Ballots; (V) Establishing Voting and Tabulation Procedures; and (VI) Establishing Notice and Objection Procedures for the Confirmation of the Plan [D.I. 1172], entered by the Bankruptcy Court on May 30, 2024.

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Notes and Supporting Documentation  Pg 5 of 7

Note 10: Questionnaire

The workers’ compensation policy that covered employees of FCB who previously performed services for the Debtor was terminated on May 1, 2023. The Debtor has obtained a new workers’ compensation policy through a professional employer organization.

I declare under penalty of perjury that, in my reasonable belief, the foregoing supplemental notes to Monthly Operating Report are true and correct.

/s/ Nicholas R. Grossi
Nicholas R. Grossi
Title:	Interim Chief Financial Officer
Date:	June 21, 2024

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Notes and Supporting Documentation  Pg 6 of 7

Exhibit - 1
In re: SVB Financial Group	Case No.:	23-10367
	Reporting Period:	5/1/2024 - 5/31/2024

Supplemental Statement of Operations

	SVB Financial Group
	Current Month	Cumulative
	05/01/2024 - 05/31/2024	03/17/2023 - 05/31/2024	Notes
Income
Investment Income	$999,212	$13,347,041
Management Fees	—	32,352,536

Total Income	$999,212	$45,699,577
Operating Expenses
Operating Expenses	1,525,573	31,931,216

Total Operating Expenses	$1,525,573	$31,931,216

Operating Income / (Loss)	$(526,360)	$13,768,361

Other (Income) / Expense
Net (Gain) / Loss from Subsidiaries	$10,456,427	$112,923,740	[1	]
Net (Gain) / Loss on Investments	(577,135)	34,244,007	[1	]
Vesting of RSUs	28,139	16,486,393
Miscellaneous (Income) / Expense	(209,799)	6,155,016

Total Other (Income) / Expense	$9,697,632	$169,809,155

Net Income / (Loss) before Reorganization Expenses	$(10,223,993)	$(156,040,794)
Reorganization Items, net	14,658,345	444,671,792

Net Income / (Loss)	$(24,882,338)	$(600,712,586)

Notes

[1] - Includes both realized and unrealized (gains) / losses.

UST Form 11-MOR (12/01/2021)	1

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Notes and Supporting Documentation  Pg 7 of 7

Exhibit - 2
In re: SVB Financial Group	Case No.:	23-10367
	Reporting Period:	5/31/2024

Supplemental Balance Sheet

SVB Financial Group
05/31/2024
ASSETS
Cash	$215,608,967
Investment Securities	359,740,283
Capital Call Line	31,577,879
Accounts Receivable	25,585,257
Receivable from FDIC	1,933,805,708
Other Current Assets	19,806,108

Total Current Assets	$2,586,124,202
Warrants & Other Derivatives	314,790,228
Other Assets	62,871,791

Total Other Assets	$377,662,018
Investments in SVB Capital Funds	465,670,245
Investment in SVB Securities	95,424,219
Investments in Foreign Subs / Other	14,908,393

Total Investments in Subsidiaries	$576,002,857

TOTAL ASSETS	$3,539,789,077

LIABILITIES & EQUITY
Liabilities Not Subject to Compromise
Postpetition Payables	52,968,592

Total Liabilities Not Subject to Compromise	$52,968,592
Liabilities Subject to Compromise
A/P and Accrued Expenses	81,907,429
Accrued Interest Payable	30,159,270
Other Liabilities	20,000
Long-term Debt	3,370,101,079

Total Liabilities Subject to Compromise	$3,482,187,778

Total Liabilities	$3,535,156,370
Equity	4,632,707

TOTAL LIABILITIES & EQUITY	$3,539,789,077

UST Form 11-MOR (12/01/2021)	1